UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549



FORM 8-K


CURRENT REPORT



Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934




                           Date of Report:  August 15, 1996






VIAD CORP
(Exact name of registrant as specified in its charter)




            DELAWARE                     001-11015         36-1169950
(State or other jurisdiction of         (Commission      (I.R.S. Employer
incorporation or organization)          File Number)     Identification No.)


1850 N. CENTRAL AVE., PHOENIX, ARIZONA                           85077
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (602) 207-4000

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Item 5.     Other Events.

       In press releases dated August 15, 1996, Viad Corp ("Viad"), previously known as The Dial Corp, announced that it completed the spin-off of its consumer products business into an independent, publicly traded company known as The Dial Corporation (DL: NYSE). Viad Corp (VVI:
       NYSE) paid a dividend of one share of The Dial Corporation for each share of The Dial Corp stock held by stockholders of record on August 5, 1996. Trading of both companies on the New York Stock Exchange begins August 16, 1996. Viad also announced the election of Doug Rock and Timothy R. Wallace as directors and Robert H. Bohannon as a director and president and chief operating officer.

       Copies of the press releases issued by Viad are attached as Exhibit 20 to this report.

Item 7.     Financial Statements and Exhibits.

          (c)  Exhibits.

               (10)      Amendment to The Dial Corp
                         1992 Stock Incentive Plan

               (20)      Press Releases

               (99)      Viad Corp Amended and Restated
                         Employee Equity Trust

                                      SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VIAD CORP
                                      By: /s/ L. Gene Lemon
                                      ---------------------
                                      L. Gene Lemon
                                      Vice President-Administration

DATE:      August 16, 1996